                                   FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of earliest event reported):
                               September 8, 1999

                       ROBERTS PHARMACEUTICAL CORPORATION
                       ----------------------------------
             (exact name of registrant as specified in its charter)

     New Jersey                     1-1-432                   22-2429994
     ----------                     -------                   ----------
    (State or other                Commission               (IRS Employer
    jurisdiction of               File Number)              Identification
    incorporation)                                              Number)

                               Meridian Center II
                             4 Industrial Way West
                          Eatontown. New Jersey 07724
                          ---------------------------
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: 732-676-1200


         (Former name or former address, if changed from last report)

Item 5. Other Events
        ------------

        Roberts Pharmaceutical Corporation announced today an agreement with Orion Corporation of Finland giving Roberts the U.S. marketing rights to Fareston(R) (toremifene citrate), an approved patent-protected treatment for advanced breast cancer developed by Orion Pharma.

        The transaction involves an up-front payment by Roberts of approximately
2.5 times Fareston's 1998 sales. Roberts has also agreed to make a milestone payment upon FDA approval of the drug for adjuvant therapy in breast cancer. Orion is currently engaged in Phase III studies with Fareston for this indication.

        Roberts plans to begin marketing Fareston in the fourth quarter and expects the product to be accretive to earnings in the first twelve months of sales.

        Fareston complements Roberts' strategic interests in the oncology market. The product has been available in the U.S. since late 1997 as a first-line treatment for advanced or metastatic breast cancer in post-menopausal women with estrogen receptor positive or unknown tumors. An oral anti-estrogenic drug, Fareston inhibits estrogen-induced stimulation of DNA syntheses and cellular replication. Unlike the current market leading anti-estrogenic agent, there have been no cases of endometric cancer attributed to the use of Fareston after 100,000 patient years of treatment.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                   (Registrant)


Date: September 9, 1999                 /s/ Anthony A. Rascio
-----------------------                 ----------------------
                                        Anthony A. Rascio
                                        Vice President

FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.